SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 23, 2003
(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166

(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The registrant’s press release dated September 23, 2003, which reports its financial results for the first quarter ended August 31, 2003, is furnished (not filed) as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: September 23, 2003	/s/ B. Thomas Golisano B. Thomas Golisano Chairman, President and Chief Executive Officer

Date: September 23, 2003	/s/ John M. Morphy John M. Morphy Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release of Paychex, Inc. Dated September 23, 2003